UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

PERMAL HEDGE STRATEGIES FUND I

PERMAL HEDGE STRATEGIES FUND II

PERMAL HEDGE STRATEGIES PORTFOLIO

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PERMAL HEDGE STRATEGIES FUND I

PERMAL HEDGE STRATEGIES FUND II

PERMAL HEDGE STRATEGIES PORTFOLIO

620 Eighth Avenue

New York, New York 10018

Joint Special Meeting of Shareholders to be held on May 20, 2016

April 5, 2016

Dear Shareholder:

A joint special meeting (the “Meeting”) of the shareholders of Permal Hedge Strategies Fund I (“PHSF I”), Permal Hedge Strategies Fund II (“PHSF II”) and Permal Hedge Strategies Portfolio (the “Master Fund,” and together with PHSF I and PHSF II, the “Funds”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 10:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof.

LMPFA serves as manager for each Fund. Under each Fund’s Management Agreement with LMPFA, LMPFA, subject to the approval of the Fund’s Board of Trustees, may delegate day-to-day management of the Fund to a subadviser. Currently, Permal Asset Management LLC (“Permal”) serves as subadviser for each Fund. Permal is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Legg Mason has entered into a definitive agreement to acquire a majority ownership interest in EnTrust Capital (“EnTrust”) and combine EnTrust with The Permal Group (“The Permal Group”), an international financial group of companies for which Permal Group Ltd. (“Permal Group Ltd.”), an indirect wholly-owned subsidiary of Legg Mason, acts as the holding company (the “Combination”). EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets under management as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group. As a result of the Combination, a new holding company named EnTrustPermal LLC will be formed for the combined EnTrust and The Permal Group businesses, with Legg Mason owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him, owning 35%. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. Upon closing of the Combination, Permal will be renamed EnTrustPermal Management LLC (“EnTrustPermal”) and will be a separate subsidiary of EnTrustPermal LLC.

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), as more than 25% of the voting securities of Permal will be owned by Mr. Hymowitz and entities controlled by him, thereby triggering the automatic assignment provision in each of the subadvisory agreements with respect to the Funds between LMPFA and Permal, and each such agreement will terminate as of the date of the closing of the Combination. You are being asked to approve a new subadvisory agreement with EnTrustPermal for your Fund to take effect at the closing of the Combination. If you are a shareholder of PHSF I or PHSF II (each, a “Feeder Fund”), you are also being asked to provide instructions as to how the shares that your Feeder Fund owns in the Master Fund should be voted for the proposal as it relates to the Master Fund.

The Combination, which is described in detail in the enclosed materials, will not result in any changes to the way in which your Fund is managed or the investment management fee paid by the Funds to their investment manager.

At the Meeting, shareholders will be asked to consider and vote and/or provide voting instructions on the following Proposal (the “Proposal”):

1.	To approve a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the investment manager to each Fund, and EnTrustPermal, with respect to each Fund; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

For the reasons explained in the accompanying Proxy Statement, LMPFA and the Board of Trustees of the Funds (the “Board”) recommend that you vote in favor of the Proposal.

As a shareholder of the Fund(s), you are being asked to vote and/or provide voting instructions on the Proposal. The Board of each Fund has determined that the Proposal is in the best interests of the respective Fund and its shareholders, and recommends that you vote in favor of the Proposal.

To ensure that your vote is counted, please:

•	Mark your votes on the enclosed Proxy Card/Voting Instruction Form (the “Proxy Card”).

•	Sign and mail your Proxy Card promptly to:

Computershare Fund Services, Inc.

280 Oser Avenue

Hauppauge, NY 11788

•	You may also vote by telephone by calling 1-800-337-3503 or on the Internet at www.proxy-direct.com.

If you have any questions about the Proposal, please call 1-877-721-1926 between the hours of 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

Sincerely,

Jane Trust

President and Chief Executive Officer

Permal Hedge Strategies Fund I

Permal Hedge Strategies Fund II

Permal Hedge Strategies Portfolio

OVERVIEW OF THE PROPOSAL – QUESTIONS & ANSWERS

Why did you send me this booklet?

You were sent this proxy statement (the “Proxy Statement”) because you are a shareholder of Permal Hedge Strategies Fund I (“PHSF I”), Permal Hedge Strategies Fund II (“PHSF II”) or Permal Hedge Strategies Portfolio (the “Master Fund,” and together with PHSF I and PHSF II, the “Funds”). As such, you have the right to vote your shares of your Fund(s) with respect to the Proposal described below, if your vote is properly submitted and received prior to the joint special meeting (the “Meeting”) of the shareholders of each Fund. If you are a shareholder of PHSF I or PHSF II (each, a “Feeder Fund”), you are also being asked to provide instructions as to how the shares that your Feeder Fund owns in the Master Fund should be voted for the Proposal as it relates to the Master Fund. The Meeting will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 10:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof.

Who is eligible to vote and/or provide voting instructions?

Shareholders of record of each Fund as of the close of business on March 23, 2016 are eligible to vote and/or provide voting instructions.

What is the purpose of the Meeting?

LMPFA serves as manager for each Fund. Under each Fund’s Management Agreement with LMPFA, LMPFA, subject to the approval of the Fund’s Board of Trustees, may delegate day-to-day management of the Fund to a subadviser. Currently, Permal Asset Management LLC (“Permal”) serves as subadviser for each Fund. Permal is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason has entered into a definitive agreement to acquire a majority ownership interest in EnTrust Capital (“EnTrust”) and combine EnTrust with The Permal Group (“The Permal Group”), an international financial group of companies for which Permal Group Ltd.(“Permal Group Ltd.”), an indirect wholly-owned subsidiary of Legg Mason, acts as the holding company (the “Combination”). EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets under management as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group. As a result of the Combination, a new holding company named EnTrustPermal LLC will be formed for the combined EnTrust and The Permal Group businesses, with Legg Mason owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him, owning 35%. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. Upon closing of the Combination, Permal will be renamed EnTrustPermal Management LLC (“EnTrustPermal”) and will be a separate subsidiary of EnTrustPermal LLC.

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), as more than 25% of the voting securities of Permal will be owned by Mr. Hymowitz and entities controlled by him, thereby triggering the automatic assignment provision in each of the subadvisory agreements with respect to the Funds between LMPFA and Permal, and each such agreement will terminate as of the date of the closing of the Combination.

i

A new subadvisory agreement with respect to a registered investment company generally requires approval by a majority of the company’s outstanding voting securities under the 1940 Act before it goes into effect. As a result, shareholders of each Fund are being asked to vote and/or provide voting instructions on a new subadvisory agreement as outlined below:

PROPOSAL 1:	To approve a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the investment manager to each Fund, and EnTrustPermal, with respect to each Fund (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If shareholders of the Funds approve the New Subadvisory Agreements at the Meeting, EnTrustPermal will be appointed to serve as the investment manager to the Funds upon closing of the Combination.

At an in-person meeting of the Board of Trustees of each Fund (the “Board” and the members of which are referred to as “Trustees”) held on March 7, 2016 (the “Board Meeting”), LMPFA recommended, and the Board approved, the appointment of EnTrustPermal as the subadviser to each Fund, contingent on shareholder approval of the New Subadvisory Agreements at the Meeting.

What are the parties involved in the Combination and how will EnTrustPermal be structured?

The Permal Group, of which Permal is a member, is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a wholly-owned subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $19 billion in assets under management as of December 31, 2015. EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group.

EnTrustPermal will be 65% owned by Legg Mason and 35% owned by Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. EnTrustPermal will be led by Mr. Hymowitz, who will become the Chairman and Chief Executive Officer of EnTrustPermal. Mr. Hymowitz co-founded EnTrust in 1997 following his investment career at Goldman Sachs & Co. The Management Committee and Global Investment Committee of EnTrustPermal will be chaired by Mr. Hymowitz and comprised of current senior professionals from both firms. Key investment and business professionals from both firms have committed to remain employed with EnTrustPermal following the closing and to continue serving the investors of EnTrustPermal.

How will the Combination affect Fund shareholders?

The Combination is not expected to have any substantial effect on the Funds or their shareholders. There are currently no long-term or short-term plans to make changes to management or investment policies, strategies or objectives of any of the Funds as a result of the Combination. The fees paid under the New Subadvisory Agreements will remain the same as under the existing agreements.

When would the New Subadvisory Agreements with EnTrustPermal take effect?

If approved by Fund shareholders, the New Subadvisory Agreements would take effect if and when the Combination is completed. If the Combination is not completed, your Fund’s current subadvisory agreements will remain in effect.

What are the features of the New Subadvisory Agreements?

The New Subadvisory Agreements provide for a substantially similar investment management structure as the current subadvisory agreements with respect to the Funds. The nature, scope and quality of the investment advisory services rendered under the New Subadvisory Agreements will not diminish as a result of the Combination.

With respect to each Fund, LMPFA will continue to provide general oversight, EnTrustPermal will provide day-to-day portfolio management, each Fund will pay a management fee to LMPFA and LMPFA will pay a portion of that fee to EnTrustPermal. The services provided under the New Subadvisory Agreements will be identical to those provided under the current subadvisory agreements. As a result, you will be asked to approve the New Subadvisory Agreements with respect to each Fund. The fees under the New Subadvisory Agreements will remain the same as under the current subadvisory agreements and will not increase as a result of the Combination.

Why are Feeder Fund shareholders being asked to provide voting instructions?

Each Feeder Fund invests substantially all of its assets in the Master Fund and has an investment objective that is identical to that of the Master Fund. The Master Fund makes direct investments in securities and other instruments. As the sole shareholders of the Master Fund, each Feeder Fund is being asked to vote on the Proposal as it relates to the Master Fund. Under the Investment Company Act of 1940, as amended, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s shareholders. This means that each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s shareholders. If you are a shareholder of a Feeder Fund, in addition to your votes on the proposal relating to the Feeder Fund in which you own shares, you also need to provide voting instructions on the matters for which your Feeder Fund has to vote as a shareholder of the Master Fund.

How does the Board recommend that I vote?

The Board recommends that you vote FOR the New Subadvisory Agreement with respect to each Fund.

Does the approval of the New Subdvisory Agreements depend upon other events?

No. Because the Board has already approved each New Subadvisory Agreement, approval of the New Subadvisory Agreements does not depend upon any events other than the approval of a Fund’s shareholders with respect to the applicable New Subadvisory Agreement. However, the New Subadvisory Agreements will not go into effect if the Combination is not effected.

What happens if the New Subadvisory Agreement for a Fund is not approved?

The Combination is not contingent on shareholder approval of the New Subadvisory Agreements. If the Combination is effected before shareholder approval of any of the New Subadvisory Agreements is obtained, the Board has approved interim subadvisory agreements between LMPFA and EnTrustPermal with respect to each Fund that would become effective after the Combination. The applicable Funds will continue to solicit your approval of the New Subadvisory Agreements while the interim subadvisory agreements are in place. If the interim subadvisory agreement goes into effect for a Fund, it would expire on the earlier of 150 days after the closing of the Combination or upon shareholder approval of the New Subadvisory Agreement for that Fund. If shareholders of a Fund do not approve the New Subadvisory Agreement for that Fund and the Combination is effected, Permal will no longer serve as the subadviser for the Fund and the Board will take such actions as are available and as it deems in the exercise of its business judgment to be practicable and in the best interests of the Fund.

What if I have questions regarding the New Subadvisory Agreements or the Meeting?

If you have any questions about the Proposal, please call 1-877-721-1926 between the hours of 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE NEW SUBADVISORY AGREEMENT AS APPLICABLE TO YOUR FUND.

PERMAL HEDGE STRATEGIES FUND I

PERMAL HEDGE STRATEGIES FUND II

PERMAL HEDGE STRATEGIES PORTFOLIO

620 Eighth Avenue

New York, New York 10018

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2016

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of the shareholders of Permal Hedge Strategies Fund I (“PHSF I”), Permal Hedge Strategies Fund II (“PHSF II”) and Permal Hedge Strategies Portfolio (the “Master Fund,” and together with PHSF I and PHSF II, the “Funds”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 10:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof for the following purposes:

PROPOSAL 1:	To approve a new subadvisory agreement between LMPFA, the investment manager to each Fund, and EnTrustPermal, with respect to each Fund (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund (the “Board”) has set March 23, 2016 as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote and/or provide voting instructions at the Meeting. Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote and/or provide voting instructions at, the Meeting, and at any adjournments or postponements thereof, in connection with the Proposal as applicable to their Fund. A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Proxy Card/Voting Instruction Form (“Proxy Card”) is enclosed.

Your vote and/or voting instructions on the Proposal are important. Please vote your shares as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Proxy Card, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Proxy Card to ensure your votes are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Proxy Statement and related materials are available at https://www.proxy-direct.com/lmp-27601.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

v

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Permal Hedge Strategies Fund I

Permal Hedge Strategies Fund II

Permal Hedge Strategies Portfolio

April 5, 2016

INSTRUCTIONS FOR SIGNING PROXY CARDS/VOTING INSTRUCTION FORMS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS/VOTING INSTRUCTION FORMS MAY BE OF ASSISTANCE TO YOU AND AVOID THE TIME AND EXPENSE TO THE FUND IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD/VOTING INSTRUCTION FORM PROPERLY.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card/voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card/voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

PERMAL HEDGE STRATEGIES FUND I

PERMAL HEDGE STRATEGIES FUND II

PERMAL HEDGE STRATEGIES PORTFOLIO

620 Eighth Avenue

New York, New York 10018

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Boards of Trustees (the “Board” and the members of which are referred to as “Trustees”) of Permal Hedge Strategies Fund I (“PHSF I”), Permal Hedge Strategies Fund II (“PHSF II”) and Permal Hedge Strategies Portfolio (the “Master Fund,” and together with PHSF I and PHSF II, the “Funds”) in connection with the joint special meeting (the “Meeting”) of the shareholders of the Funds, that will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 10:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement and attached materials are being mailed on or about April 11, 2016.

The purpose of the Meeting is for shareholders to consider and vote and/or provide voting instructions on the Proposal (the “Proposal”) stated below and as more fully described herein:

PROPOSAL 1:	Approve a new subadvisory agreement between LMPFA, the investment manager to the Fund, and EnTrustPermal, with respect to each Fund (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Proxy Card/Voting Instruction Form (“Proxy Card”) for shareholders to vote/instruct shares of their Fund at the Meeting. The Board has set March 23, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote and/or provide voting instructions at the Meeting.

Copies of each Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Funds at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on May 20, 2016: The Proxy Statement and related materials are available at https://www.proxy-direct.com/lmp-27601.

Copies of each Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are available on the Internet at http://www.leggmason.com/individualinvestors/prospectuses.

VOTING INFORMATION

General

Each Fund is organized as a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Fund’s declaration of trust. Each Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company.

Solicitation of Votes

This Proxy Statement is furnished in connection with a solicitation of proxies by each Fund’s Board to be exercised at the Meeting. This Proxy Statement, along with the Notice of Meeting and Proxy Card, are first being mailed to shareholders of each Fund on or about April 11, 2016 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote and/or provide voting instructions at, the Meeting, and at any adjournments or postponements thereof. If the enclosed Proxy Card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the Proxy Card in accordance with the instructions marked thereon. Unmarked but properly signed and dated Proxy Cards will be voted “FOR” approval of the New Subadvisory Agreements and in the discretion of the designated proxy holders on any other matter that properly comes before the Meeting. Please see page vii of this Proxy Statement for instructions on how to sign your Proxy Card.

The costs of the solicitation will be borne by Legg Mason, Inc. (“Legg Mason”) and its affiliates and not by the Funds. These costs include the cost of preparing, printing and mailing the Proxy Statement, Proxy Cards and other proxy materials and tabulating the votes. It is estimated that the total costs and expenses to be borne by Legg Mason and its affiliates will be approximately $15,354. This amount does not include the out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, which will also be borne by Legg Mason or its affiliates.

Votes are being solicited by mail. Additional solicitation may be made by letter or telephone by officers or employees of Legg Mason and its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of each Fund to obtain authorization for the execution of proxies. Legg Mason and its affiliates will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Funds’ shares. Legg Mason, on behalf of the Funds, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $8,965, which is included in the amount above, for such solicitation services, to be borne by Legg Mason and its affiliates as described above. Computershare may solicit proxies personally and by telephone.

Submission of Voting Instructions

Shareholders have three options for submitting voting instructions:

1.	Internet—the enclosed Proxy Card includes directions for shareholders to cast their votes and/or provide voting instructions via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s Proxy Card. Shareholders who cast their votes and/or provide voting instructions via the Internet do not need to mail their Proxy Card.

2.	Telephone—the enclosed Proxy Card includes directions for shareholders to cast their votes and/or provide voting instructions over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s Proxy Card. Shareholders who cast their votes and/or provide voting instructions over the telephone do not need to mail their Proxy Card.

3.	Mail—shareholders also may cast their votes and/or provide voting instructions by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Funds encourage shareholders of each Fund to vote and/or provide voting instructions via the Internet or by telephone. Votes cast and instructions provided via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted. A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to a Fund a subsequently executed proxy, (2) delivering to a Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed Proxy Cards will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal. Votes cast and/or voting instructions provided by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Proposal before the Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the New Subadvisory Agreements. A signed Proxy Card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposal will be deemed an instruction to vote such shares in favor of the Proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed Proxy Card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal will be deemed an instruction to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Shares Outstanding

Only shareholders of record of a Fund at the close of business on the Record Date are entitled to notice of and to vote and/or provide voting instructions at the Meeting and at any postponements or adjournments thereof. As of the close of business on the Record Date, each Fund had the number of shares outstanding as set forth in Exhibit A.

Quorum

The holders of outstanding shares of a Fund entitled to vote and present in person or by proxy representing 30% of the voting power of such Fund shall constitute a quorum at the Meeting for such Fund.

Required Vote

The affirmative vote of a majority of the outstanding voting securities of a Fund is required to approve the New Subadvisory Agreement for such Fund, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to one vote (or fraction thereof).

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for a Fund for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the New Subadvisory Agreement for that Fund. As a result, shareholders are urged to sign and date their Proxy Card and forward their voting instructions promptly.

Adjournments

In the event that a quorum for a Fund shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Proposal with respect to the Fund are not received, the chairman of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Meeting with respect to the Fund from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. Unless a Proxy Card provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof, was mailed or sent.

PROPOSAL

PROPOSAL 1: TO APPROVE A NEW SUBADVISORY AGREEMENT

BETWEEN LMPFA AND ENTRUSTPERMAL WITH RESPECT TO EACH FUND

Background and Description of the Proposal

Under each Fund’s Management Agreement with LMPFA, LMPFA, subject to the approval of the Fund’s Board of Trustees, may delegate day-to-day management of the Fund to a subadviser provided, among other things, that in each case, LMPFA will supervise the activities of the subadviser. Currently, Permal Asset Management LLC (“Permal”) serves as subadviser for each Fund. Permal is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason has entered into a definitive agreement to acquire a majority ownership interest in EnTrust Capital (“EnTrust”) and combine EnTrust with The Permal Group (“The Permal Group”), an international financial group of companies for which Permal Group Ltd.(“Permal Group Ltd.”), an indirect wholly-owned subsidiary of Legg Mason, acts as the holding company (the “Combination”). EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets under management as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group. As a result of the Combination, a new holding company named EnTrustPermal LLC will be formed for the combined EnTrust and The Permal Group businesses, with Legg Mason owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him, owning 35%. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. Mr. Hymowitz co-founded EnTrust in 1997 following his investment career at Goldman Sachs & Co. Upon closing of the Combination, Permal will be renamed EnTrustPermal Management LLC (“EnTrustPermal”) and will be a separate subsidiary of EnTrustPermal LLC.

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), as more than 25% of the voting securities of Permal will be owned by Mr. Hymowitz and entities controlled by him, thereby triggering the automatic assignment provision in each of the subadvisory agreements with respect to the Funds between LMPFA and Permal, and each such agreement will terminate as of the date of the closing of the Combination.

A new subadvisory agreement with respect to a registered investment company generally requires approval by a majority of the company’s outstanding voting securities under the 1940 Act before it goes into effect. As a result, the Board has called the Meeting to seek shareholder approval of the New Subadvisory Agreements with respect to each Fund.

If shareholders approve the New Subadvisory Agreements at the Meeting, EnTrustPermal will be appointed to serve as the subadviser to each Fund, subject to the completion of the Combination.

This Proxy Statement solicits shareholder approval of the Proposal and explains certain matters relating to the approval of the New Subadvisory Agreements, including, but not limited to, the terms of the New Subadvisory Agreements, the factors considered by the Board in approving the New Subadvisory Agreements, the fees to be paid by LMPFA to EnTrustPermal under the New Subadvisory Agreements, and information about other comparable funds managed by Permal and EnTrust.

At an in-person Board meeting held on March 7, 2016 (the “Board Meeting”), LMPFA recommended the appointment of EnTrustPermal as the subadviser to the Funds and approval of the New Subadvisory

Agreements in connection with the automatic termination of the subadvisory agreement between LMPFA and Permal, with respect to each Fund, as a result of the Combination.

At the Board Meeting, the Board, including the Trustees who are not “interested” persons of the Funds (the “Independent Trustees”), as defined in the 1940 Act, approved the New Subadvisory Agreement between LMPFA and EnTrustPermal, with respect to each Fund, as well as the submission of each New Subadvisory Agreement to the shareholders of the applicable Fund for approval at the Meeting.

Information about the Funds, LMPFA, Permal, EnTrust and EnTrustPermal

The Funds

Each Fund is a Maryland statutory trust and is registered with the SEC under the 1940 Act as a closed-end management investment company.

LMPFA

LMPFA is a wholly-owned subsidiary of Legg Mason, a global asset management company. As investment manager to each Fund, LMPFA provides administrative and certain oversight services. Pursuant to the current investment management agreement between the Master Fund and LMPFA, LMPFA is compensated for its services at an annual rate of 1.10% of the Fund’s average monthly managed assets. For each Feeder Fund, LMPFA is compensated at the same annual rate, except that to the extent a Feeder Fund invests all or substantially all of its assets in the Master Fund, the management fee of the Fund will be reduced by the management fee allocated to the Fund by the Master Fund. For the fiscal year ended March 31, 2015, each Fund paid LMPFA an effective management fee of 0% and paid $0 in management fees to LMPFA.

LMPFA entered into the current subadvisory agreement with Permal, with respect to the PHSF I, on January 24, 2012, with the approval of the Trustees, including a majority of the Independent Trustees. LMPFA entered into the subadvisory agreement with Permal, with respect to the PHSF II, on June 12, 2013, with the approval of the Trustees, including a majority of the Independent Trustees. LMPFA entered into the subadvisory agreement with Permal, with respect to the Master Fund, on June 12, 2013, with the approval of the Trustees, including a majority of the Independent Trustees. Each of the current subadvisory agreements was last approved by shareholders, or the initial shareholder of a Fund, November 10, 2011 (for PHSF I) and May 17, 2013 (for PHSF II and the Master Fund). The Board met in-person on November 11-12, 2015, and the Board, including the non-interested Trustees, considered and approved the continuation of each of the current management agreements and subadvisory agreements for an additional one-year term.

No Trustee of a Fund has, or has had, any material interest in, or a material interest in a material transaction with LMPFA or its affiliates since the beginning of each Fund’s two most recent fiscal years. Jane Trust, an interested trustee of the Funds, serves as President and Chief Executive Officer of LMPFA. The list of principal executive officers and directors of LMPFA and their principal occupations is set forth on Exhibit C.

Permal

Under the current structure, The Permal Group, of which Permal is a member, is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a wholly-owned subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $19 billion in assets under management as of December 31, 2015. Permal currently serves as subadviser to the Funds.

As subadviser to each Fund, Permal provides day-to-day portfolio management with respect to each Fund’s assets, including the allocation among asset classes and the determination of the Fund’s allocation to particular underlying funds. Pursuant to the current subadvisory agreements between LMPFA and Permal with respect to the Master Fund, Permal is compensated for its services to each Fund at an annual rate of 1.00% of the Fund’s average monthly managed assets. For each Feeder Fund, Permal is compensated at the same annual rate, except to the extent the management fee payable to LMPFA by the Feeder Fund is reduced because the Fund invests its assets in the Master Fund.

No Trustee of the Funds has, or has had, any material interest in, or a material interest in a material transaction with Permal or its affiliates since the beginning of each Fund’s two most recent fiscal years. No officers or Trustees of the Funds are officers, employees, directors or shareholders of Permal. The list of principal executive officers and directors of Permal and their principal occupations is set forth on Exhibit C.

EnTrust

EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group.

No Trustee of the Funds has, or has had, any material interest in, or a material interest in a material transaction with EnTrust or its affiliates since the beginning of each Fund’s two most recent fiscal years. No officers or Trustees of the Funds are officers, employees, directors or shareholders of EnTrust. The list of principal executive officers and directors of EnTrust and their principal occupations is set forth on Exhibit C.

EnTrustPermal

EnTrustPermal LLC will be 65% owned by Legg Mason and 35% owned by Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him. Legg Mason and Mr. Hymowitz will indirectly control and own their interests in EnTrustPermal through a variety of affiliated entities. EnTrustPermal will be led by Mr. Hymowitz, who will become the Chairman and Chief Executive Officer of EnTrustPermal. The Management Committee and Global Investment Committee of EnTrustPermal will be chaired by Mr. Hymowitz and comprised of current senior professionals from both firms. Key investment and business professionals from both firms have committed to remain employed with EnTrustPermal following the closing and to continue serving the investors of EnTrustPermal.

It is not currently anticipated that any officers or Trustees of the Funds will become officers, employees, directors or shareholders of EnTrustPermal in connection with the Combination. Exhibit C contains a list of the individuals who are currently anticipated to serve as the principal executive officers and directors of EnTrustPermal and their principal occupations.

Key Features of the New Subadvisory Agreements

The form of the New Subadvisory Agreements appears in Exhibit B of this Proxy Statement. Other than the name of each Fund and one exception noted below, the New Subadvisory Agreements are the same for each Fund. The following summary of the terms of the New Subadvisory Agreements is qualified in its entirety by reference to the attached Exhibit.

Each New Subadvisory Agreement provides, among other things, that:

(i) Subject to the supervision of the Board and LMPFA, EnTrustPermal shall regularly provide each Fund with respect to such portion of the Fund’s assets as shall be allocated to EnTrustPermal by LMPFA from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current prospectus and statement of additional information;

(ii) Subject to the supervision of the Board and LMPFA, EnTrustPermal shall regularly provide each Fund with the following services with respect to the Allocated Assets: (a) determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests; (b) implementation of portfolio investment decisions; and (c) place orders pursuant to investment determinations for the Fund either directly with the issuer or with a broker or dealer or other intermediary;

(iii) LMPFA shall compensate EnTrustPermal for its services, as described above;

(iv) EnTrustPermal may delegate to any other one or more companies that EnTrustPermal controls, is controlled by, or is under common control with, or to specified employees of any such companies (collectively, the “Controlled Parties”), certain of EnTrustPermal’s duties under the New Subadvisory Agreement provided in each case that EnTrustPermal will supervise the activities of each such entity or employees thereof, that such delegation will not relieve EnTrustPermal of any of its duties or obligations under the New Subadvisory Agreement and provided further that any such arrangements are entered into in accordance with and meet all applicable requirements of the 1940 Act, exemptive relief thereunder or interpretive guidance of the SEC staff;

(vi) EnTrustPermal shall keep, and shall arrange for the preservation of, records relating to its services in accordance with all applicable laws and in compliance with the 1940 Act and applicable rules thereunder, and shall surrender promptly to each Fund any of such records upon the Fund’s request; and

(vii) EnTrustPermal, at its expense, shall supply the Board, the officers of the Funds, LMPFA and any other subadviser to a Fund with all information and reports reasonably required by them and reasonably available to EnTrustPermal relating to the services provided by EnTrustPermal under the New Subadvisory Agreement.

The New Subadvisory Agreement with respect to the Master Fund contains one provision that is not found in the New Subadvisory Agreements for the Feeder Funds. This provision states that EnTrustPermal shall also provide subadvisory services to the Master Fund’s wholly-owned subsidiary, subject to the supervision of the Board and LMPFA. The Feeder Funds currently do not have wholly-owned subsidiaries.

If Proposal 1 is approved by shareholders of each Fund, the New Subadvisory Agreements shall continue in effect for an initial term beginning upon the closing of the Combination and continue in effect through two years from that date. Thereafter, the New Subadvisory Agreement shall continue in effect with respect to each Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to each New Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreements terminate automatically upon assignment by EnTrustPermal and may not be assigned by LMPFA without the consent of EnTrustPermal. The New Subadvisory Agreements may also be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund on not more than 60 days’ nor less than 30 days’ written notice to EnTrustPermal, or by EnTrustPermal without penalty on 90 days’ written notice to a Fund, and will be terminated upon the mutual written consent of LMPFA and EnTrustPermal.

Differences Between the Current Subadvisory Agreements and the New Subadvisory Agreements

The services provided under the New Subadvisory Agreements will be substantially identical to those provided under the current subadvisory agreements. The fee schedules under the New Subadvisory Agreements will remain the same as the fee schedules under the current subadvisory agreements.

Except as noted below, the terms of the New Subadvisory Agreements are not materially different from the current subadvisory agreements between LMPFA and Permal with respect to each Fund, except as to the names of the parties to the agreements (i.e., Permal will become EnTrustPermal) and the effective dates of the agreements. The New Subadvisory Agreement with respect to the Master Fund will include a new provision stating that EnTrustPermal shall also provide subadvisory services to the Master Fund’s wholly-owned subsidiary, subject to the supervision of the Board and LMPFA. This provision appears in the current subadvisory agreement relating to PHSF I, as the subsidiary was wholly-owned by PHSF I until it was converted into a feeder fund in 2013. In connection with the master/feeder conversion, the subsidiary was transferred to the Master Fund. The New Subadvisory Agreement with respect to PHSF I will no longer include a provision regarding subadvisory services for a subsidiary.

Interim Subadvisory Agreements

As the Combination is not contingent on shareholder approval of the New Subadvisory Agreements, it is possible that the Combination could occur prior to shareholder approval of the New Subadvisory Agreement for a Fund, which would leave that Fund without a subadviser. In order to ensure that each Fund’s operations can continue uninterrupted, the Board approved interim subadvisory agreements for each Fund, which will become effective only if the current subadvisory agreements terminate due to the Combination before Fund shareholders approve the New Subadvisory Agreement for that Fund. There are no material differences between the interim subadvisory agreements for each Fund on the one hand, and the current subadvisory agreements on the other hand, except for the term and termination provisions and provisions required by Rule 15a-4 under the 1940 Act, which state that the subadvisory fees must be paid into an interest-bearing escrow account with the Fund’s custodian for the period during which the interim subadvisory agreements are effective. In accordance with the requirements of Rule 15a-4, the interim subadvisory agreements would have a maximum term of 150 days from the expiration of the current subadvisory agreements and cannot be renewed. In the event that an interim subadvisory agreement goes into effect, the applicable Fund would continue to solicit shareholder approval of the New Subadvisory Agreement. If shareholders of a Fund do not approve the New Subadvisory Agreement for that Fund and the Combination is effected, Permal will no longer serve as the subadviser for the Fund and the Board will take such actions as are available and as it deems in the exercise of its business judgment to be practicable and in the best interests of the Fund.

Other Funds Managed by Permal and EnTrust

Permal serves as the investment adviser or subadviser for other investment companies that have an investment goal similar to that of each Fund. The name of each such fund, together with information concerning the fund’s assets, and the advisory or subadvisory fee rate currently paid to Permal for its management or subadvisory services, are set out in Exhibit D. If the required shareholder approvals are obtained, EnTrustPermal will serve as the investment manager or subadviser to each such fund upon the completion of the Combination. There are two registered investment companies for which EnTrust would serve as the investment adviser should they commence operations. Information regarding those registered investment companies is set forth in Exhibit D.

Factors Considered by the Board of Trustees

In order for the operation of each Fund to continue without interruption after the Combination, the New Subadvisory Agreements are required. The 1940 Act requires that the Board, including a majority of the Independent Trustees voting separately, approve New Subadvisory Agreements between LMPFA and the proposed subadviser, EnTrustPermal.

At a meeting (the “Contract Approval Meeting”) held in-person on March 7, 2016, the Board, including the Independent Trustees, considered LMPFA’s recommendation that EnTrustPermal serve as subadviser to the Funds after the Combination, and approved each of the New Subadvisory Agreements for an initial two-year term. The Board also recommended that shareholders of the Funds approve the New Subadvisory Agreements.

To assist in its respective consideration of the approvals of the New Subadvisory Agreements, the Board received and considered a variety of information from LMPFA, Permal and EnTrust regarding the Combination and the New Subadvisory Agreements, including presentations made by Legg Mason, LMPFA, Permal and EnTrust at the Contract Approval Meeting (collectively, the “Combination Information”), certain portions of which are discussed below. In considering whether to approve the New Subadvisory Agreements, the Board focused its review at the Contract Approval Meeting on the Combination and the potential effects that the Combination might have on the subadvisory services provided to the Funds. In that connection, the Board considered representations from LMPFA, Permal and Entrust received as part of the Combination Information that the Combination is not currently anticipated to result in any changes to: (i) the portfolio management or compliance teams for the Funds; (ii) the Funds’ investment strategies; (iii) the Funds’ compliance policies and procedures; (iv) the day-to-day operations of the Funds; (v) the Funds’ management fees or fee waivers; or (vi) the insurance coverage of the Funds.

In considering the New Subadvisory Agreements, the Board also took into account its deliberations and conclusions in connection with its most recent annual approval of the continuance of the current management agreements and the current subadvisory agreements at an in-person meeting held on November 11 and 12, 2015 (the “Contract Renewal Meeting”) and the materials that they had reviewed and discussed with LMPFA and Permal and presentations that were made in connection with that approval process. Such materials, discussions and presentations are hereinafter referred to collectively as the “Contract Renewal Information,” and the Combination Information and Contract Renewal Information together are referred to as the “Contract Approval Information.” Appendix 1 to this proxy statement contains a summary description of the process followed, the Contract Renewal Information reviewed, the matters considered, and the conclusions reached by the Trustees in connection with that approval. In connection with the Contract Approval Meeting, the Board received representations from LMPFA and Permal that the Contract Renewal Information continued to be accurate and complete if and to the extent not specifically updated or supplemented by the Combination Information.

Lastly, the Board received information throughout the year related to the respective services that have been provided by LMPFA and Permal. The Board’s evaluation of the New Subadvisory Agreements took into account not only the Contract Approval Information but also information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Funds.

Nature, extent and quality of services. With respect to this factor, the Board took note of the review that was conducted during the Contract Renewal Meeting and its approval of the current subadvisory agreements. As part of the Combination Information, the Board received information as to the anticipated structure of EnTrustPermal’s management and operations following completion of the Combination to assess the ongoing nature and quality of services to be provided by EnTrustPermal pursuant to the New Subadvisory Agreements. LMPFA, Permal and EnTrust represented to the Board that the Combination is not expected to negatively impact the nature, extent or quality of services provided to any of the Funds, including subadvisory services. Among other things, the Board received assurances that the compliance programs for the Funds, LMPFA and EnTrustPermal would not be changed or impaired as a result of the Combination.

The Board considered information as to the business, general reputation and compliance record of EnTrust and its affiliates and the continued access of EnTrustPermal to the financial and other resources of LMPFA to support its activities following the Combination. The Board was advised that there were no overlaps in the businesses of EnTrust and Permal and that no conflicts had been identified to be addressed in connection with the Combination. The Board discussed with LMPFA and EnTrust efforts to retain key Permal investment personnel as well as other key business personnel, following the Combination, and received assurances from LMPFA that the Combination would not change, or impair its ability to perform, its obligations under its current management agreements, including its obligation to supervise the activities of EnTrustPermal and any other subadviser(s) to the Funds.

Fund performance. With respect to this factor, the Board took note of the review that was conducted during the Contract Renewal Meeting and its approval of the current subadvisory agreements. The Board was advised that there would be no changes in the Funds’ portfolio management team and that there would be no change in the selection process for investments or the investment philosophy or strategies of the Funds. Consequently, it is not expected that the Combination will change, or impair the implementation of, the Funds’ investment programs.

Subadvisory fees. With respect to this factor, the Board took note of the review of the subadvisory fees conducted during the Contract Renewal Meeting and its approval of the current subadvisory agreements. The Board considered that the subadvisory fee paid by LMPFA to EnTrustPermal under the New Subadvisory Agreements would be the same as the current subadvisory fees paid to Permal under the Current Subadvisory Agreements. The Board further noted that the current subadvisory fees and the fees that will be paid to EnTrustPermal under the New Subadvisory Agreements are paid by LMPFA, not the Funds, and that the retention of EnTrustPermal as subadviser to the Funds would not increase the fees or expenses otherwise incurred by the shareholders of any of the Funds.

Profitability. With respect to this factor, the Board took note of the review that was conducted during the Contract Renewal Meeting and its approval of the current subadvisory agreements. Profitability to Permal of its relationships under the current subadvisory agreements was not regarded as a material factor in the Board’s evaluation of the current subadvisory agreements because the current subadvisory fees are paid by LMPFA, not the Funds. Following the Combination, LMPFA will pay the subadvisory fees to EnTrustPermal under the New Subadvisory Agreements. The Board noted that there were not expected to be any relationships between

EnTrustPermal and any of the Funds, other than the proposed subadvisory relationship, that would increase EnTrustPermal’s profitability. The Board received assurances from LMPFA, Permal and EnTrust that current expense limitations for the Funds will not change as a result of the Combination.

Economies of scale. With respect to this factor, the Board took note of the review that was conducted during the Contract Renewal Meeting and its approval of the current subadvisory agreements. The Board considered that the subadvisory fees under the New Subadvisory Agreements will be paid by LMPFA, not the Funds and did not regard the structure of EnTrustPermal’s subadvisory fees as a material factor. Moreover, the Board also considered the small size of the Funds and the uncertainty of future growth in the Funds’ assets based on each Fund’s historical experience to date. Because the structure of the subadvisory fees to be paid by the Funds to EnTrustPermal under the New Subadvisory Agreements will be the same as the structure of the current subadvisory fees, the Board determined that the structure of the subadvisory fees under the New Subadvisory Agreements is appropriate under current circumstances.

Other benefits. With respect to this factor, the Board took note of the review that was conducted during the Contract Renewal Meeting and its approval of the current subadvisory agreements. Except for the inherent interests of Legg Mason, Permal and Entrust in the Combination, the Board was advised that benefits received by Legg Mason, Permal and Entrust would not change and, therefore, were not regarded by the Board as excessive.

In addition to the above factors, the Board noted:

(i) The Combination is supported strongly by Legg Mason, LMPFA and Permal.

(ii) The terms and conditions of the New Subadvisory Agreements are substantially the same as those of the current subadvisory agreements, which will terminate automatically upon completion of the Combination and the Combination, by itself, will not increase any Fund’s aggregate management fee paid to LMPFA (on a contractual or actual basis), expense ratio, economies of scale or other fees or benefits received by the Fund’s subadviser.

(iii) Following the Combination, EnTrustPermal will operate as a separate organization under its own governance structure and Mr. Hymowitz and entities controlled by him will own a 35% interest in EnTrustPermal. However, EnTrustPermal will operate subject to the supervision of its board and a majority of the EnTrust board will be comprised of Legg Mason representatives. Legg Mason also assured the Board that it currently intends to retain its controlling 65% interest in EnTrustPermal. EnTrust will have the same access to Legg Mason’s resources in support of its activities, including its activities in respect of the Funds, as Permal and its financial results and conditions will be reflected in the financial statements of Legg Mason. Consequently, Legg Mason following the Combination will have a contractual obligation to the Funds to supervise the activities of EnTrustPermal, as well as an ability and incentive to do so.

(iv) Legg Mason, LMPFA and/or Permal will bear all expenses of the Funds in connection with the Combination, including all costs associated with this proxy solicitation.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that approval of each New Subadvisory Agreement would be consistent with the interests of the applicable Fund and its shareholders and voted to approve the New Subadvisory Agreements for an initial term of two years effective immediately upon the later of the closing of the Combination or approval by the Funds’ shareholders. The Board also determined to recommend that the shareholders of each Fund vote in favor of approving the New Subadvisory Agreements. The principal factor in determining whether to approve the New Subadvisory Agreements was the immediate need to provide for uninterrupted investment advisory and other services required for the investment management of the Funds following the automatic termination of the current subadvisory agreements as a result of the Combination. Otherwise, no single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve the New Subadvisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Board referred to a previous memorandum prepared by LMPFA in connection with the November 2015 renewals discussing its responsibilities in connection with the approval of investment advisory agreements and a previous memorandum that the Independent Trustees separately received from their independent counsel discussing such responsibilities. Prior to voting, the Independent Trustees also discussed the proposed approval of the New Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of LMPFA, Permal or EnTrust were present.

In addition to approving the New Subadvisory Agreements, the Board also considered LMPFA’s proposal of interim subadvisory agreements pursuant to Rule 15a-4 under the 1940 Act for the Funds, which would go into effect for a limited period of time if the New Subadvisory Agreements were not approved by Fund shareholders prior to the closing of the Combination. In order for each New Subadvisory Agreement to become effective, it must be approved by shareholders of the applicable Fund. As the Combination is not contingent on shareholders approving the New Subadvisory Agreements, it is possible that the Combination could occur prior to shareholders approving the New Subadvisory Agreements, which would leave the Funds without a subadviser. In order to ensure that each Fund’s operations can continue uninterrupted, the Board approved interim subadvisory agreements, which will become effective only if the current subadvisory agreements terminate due to the Combination before Fund shareholders approve the New Subadvisory Agreements. There are no material differences between the interim subadvisory agreements for the Funds and the current subadvisory agreements with Permal except for the term, termination provisions and provisions required by Rule 15a-4 stating that the subadvisory fees must be paid into an interest-bearing escrow account with the Funds’ custodian for the period during which the interim subadvisory agreements are effective. In accordance with the requirements of Rule 15a-4, each interim subadvisory agreement would have a maximum term of 150 days from the expiration of the corresponding current subadvisory agreement and cannot be renewed. In the event that an interim subadvisory agreement goes into effect, the applicable Fund would continue to solicit shareholder approval of the applicable New Subadvisory Agreement. The Board, including the Independent Trustees, determined that the approval of the interim subadvisory agreements was in the best interests of the Funds and their shareholders and voted to approve the interim subadvisory agreements between LMPFA and EnTrustPermal. If shareholders of a Fund do not approve the New Subadvisory Agreement for that Fund and the Combination is effected, Permal will no longer serve as the subadviser for the Fund, and the Board would take such actions as it deems in the exercise of its business judgment to be practicable and in the best interests of the Fund.

Board Recommendation and Required Vote

Approval of the Proposal with respect to each Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the applicable Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the applicable Fund.

Affiliates of Legg Mason beneficially own and have voting authority over more than 40% of the outstanding voting securities of PHSF I and more than 35% of the outstanding voting securities of PHSF II (as of the Record Date). Such shares will be voted on the Proposal in the same proportion to the total votes received from the shareholders who are not affiliates of Legg Mason.

The Combination is not contingent on shareholder approval of the New Subadvisory Agreements. If shareholders of a Fund do not approve the New Subadvisory Agreement for that Fund and the Combination is effected, Permal will no longer serve as the subadviser for the Fund, and the Board will take such actions as it deems to be in the best interests of the Fund. If the Combination is effected before shareholder approval of any of the New Subadvisory Agreements is obtained, the Board has approved interim subadvisory agreements between LMPFA and EnTrustPermal with respect to each Fund that would become effective after the Combination. The applicable Funds will continue to solicit your approval of the New Subadvisory Agreements while the interim subadvisory agreements are in place. If the interim subadvisory agreement goes into effect for a Fund, it would expire on the earlier of 150 days after the closing of the Combination or upon shareholder approval of the New Subadvisory Agreement for that Fund. If shareholders of a Fund do not approve the New Subadvisory Agreement for that Fund and the Combination is effected, Permal will no longer serve as the subadviser for the Fund and the Board will take such actions as are available and as it deems in the exercise of its business judgment to be practicable and in the best interests of the Fund.

The Board recommends that shareholders of each Fund vote “FOR” the New Subadvisory Agreements.

Ownership of Shares

Information as to shareholders that owned or held of record 5% or more of the outstanding shares of a class of a Fund as of March 23, 2016 is set forth in Exhibit E.

Brokerage Commissions to Affiliates

None of the Funds paid brokerage commissions to affiliates for the fiscal year ended March 31, 2015.

Other Service Agreements

The following service providers currently provide services to the Funds and will continue to do so regardless of whether the Proposal is approved.

Administrator: LMPFA, located at 620 Eighth Avenue, New York, New York 10018, serves as the administrator of each Fund. For the fiscal year ended March 31, 2015, the Funds paid $0 in administration fees to LMPFA.

Principal Underwriter and Distributor: Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as each Fund’s principal underwriter and distributor. For the fiscal year ended March 31, 2015, the Master Fund paid $0, PHSF I paid $88 and PHSF II paid $244,138 in distribution and service fees to LMIS.

Transfer Agent and Custodian: The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as each Fund’s transfer agent and custodian.

Shareholder Reports

Copies of a Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Please note that only one Annual or Semi-Annual Report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an Annual or Semi-Annual Report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 620 Eighth Avenue, New York, New York 10018, in accordance with the time periods set forth for advance notice in the bylaws of the applicable Fund or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Other Business

LMPFA, Permal, and the Funds know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the relevant Fund.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Permal Hedge Strategies Fund I

Permal Hedge Strategies Fund II

Permal Hedge Strategies Portfolio

Dated: April 5, 2016

EXHIBIT A

SHARES OUTSTANDING

As of the Record Date, the following number of shares of PHSF I were outstanding and entitled to vote:

Permal Hedge Strategies Fund I
Class	Shares Outstanding on Record Date
Institutional Shares	326,391.164
Service Shares	4,824,798.342

As of the Record Date, the following number of shares of PHSF II were outstanding and entitled to vote:

Permal Hedge Strategies Fund II
Class	Shares Outstanding on Record Date
Broker Shares	3,782,450.91

As of the Record Date, the following number of shares of the Master Fund were outstanding and entitled to vote:

Permal Hedge Strategies Portfolio
Class	Shares Outstanding on Record Date
Common Shares	8,933,640.416

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting, with fractional shares voting proportionally.

A-1

EXHIBIT B

FORM OF SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this      day of             , 2016, by and between Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”), and EnTrustPermal Management LLC, a Delaware Limited Liability Company (the “Subadviser”).

WHEREAS, the Manager has been retained by [Fund] (the “Fund”), a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Fund; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Fund, and the Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the Fund and the Manager (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3. (a) Subject to the supervision of the Fund’s Board of Trustees (the “Board”) and the Manager, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Fund’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the

1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) [Subject to the supervision of the Board and the Manager, the Subadviser also shall provide management services to [●], a wholly-owned subsidiary of the Fund.]1

(c) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

1 This provision appears in the New Subadvisory Agreement for the Master Fund but will not be in the New Subadvisory Agreements for the Feeder Funds.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the Fund, and the Manager with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors, tax reporting services or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed monthly at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average monthly managed assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average monthly managed assets as the number of business days in such period bears to the number of business days in such month. The average monthly managed assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be its total assets minus its liabilities and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Fund’s Board and, if so required by the 1940 Act, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through             , 2018. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

ENTRUSTPERMAL MANAGEMENT LLC

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Fund has executed this Agreement not individually but in his/her capacity as an officer of the Fund. The Fund does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

[FUND]

By:
Name:
Title:

ANNEX I

Not applicable.

SCHEDULE A

[Fund]

Date:

                , 2016

Fee:

The following percentage of the Fund’s managed assets: 1.00%

EXHIBIT C

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

The following chart lists the principal executive officers and the directors of LMPFA and their principal occupations. The business address of each officer and director as it relates to that person’s position with LMPFA is 620 Eighth Avenue, New York, New York 10018, unless otherwise noted.

Name	Current Position
Jane Trust	President and Chief Executive Officer
Jeanne M. Kelly	Senior Vice President
Amy M. Olmert	Manager
Peter H. Nachtwey	Manager
Ted P. Becker	Chief Compliance Officer
Thomas C. Mandia	Secretary

Permal Asset Management LLC (“Permal”)

The following chart lists the principal executive officers and the directors of Permal and their principal occupations. The business address of each officer and director as it relates to that person’s position with Permal is 900 Third Avenue, New York, New York 10022, unless otherwise noted.

Name	Current Position
Isaac R. Souede	Chairman and Director
James R. Hodge	Director
Robert Kaplan	Co-Chief Investment Officer and Director
Judy Tchou	Executive Vice President and Head of Trading
Glyn Clark	Chief Compliance Officer
Omar Kodmani*	Director
Francois Becquaert**	Director
*	Address: 12 St. James’s Square, London SW1Y 4LB United Kingdom
**	Address: 83 avenue Marceau, 75116 Paris France

EnTrust Capital (“EnTrust”)

The following chart lists the principal executive officers and the directors of EnTrust and their principal occupations. The business address of each officer and director as it relates to that person’s position with EnTrust is 375 Park Avenue, New York, New York 10152, unless otherwise noted.

Name	Current Position
Gregg S. Hymowitz	Co-Founder and Managing Partner
Jill Zelenko	Partner, Chief Financial Officer and Chief Risk Officer
Bruce Kahne	Partner, General Counsel and Chief Compliance Officer
Christopher T. Keenan	Partner
Jeffrey Chan	Partner

C-1

EnTrustPermal Management LLC (“EnTrustPermal”)

It is currently anticipated that the individuals listed below will be the principal executive officers and directors of EnTrustPermal. Their principal occupations are also listed. The business address of each proposed officer and director as it relates to that person’s position with EnTrustPermal will be 900 Third Avenue, New York, New York 10022, unless otherwise noted.

Name	Proposed Position
Gregg S. Hymowitz*	Chairman and Chief Executive Officer
Bruce Kahne*	General Counsel and Chief Compliance Officer
Pericles Castillo	Treasurer and Controller
Tara McCarthy	Corporate Secretary
Robert Kaplan	Director
Omar Kodmani**	Director
Francois Becquaert***	Director
*	Address: 375 Park Avenue, New York, New York 10152
**	Address: 12 St. James’s Square, London SW1Y 4LB United Kingdom
***	Address: 83 avenue Marceau, 75116 Paris France

C-2

EXHIBIT D

OTHER FUNDS CURRENTLY MANAGED OR SUBADVISED BY PERMAL

Permal serves as the investment adviser or subadviser for other investment companies that have an investment goal similar to that of each Fund. The name of each such fund, together with information concerning the fund’s assets, and the advisory or subadvisory fee rate paid (as a percentage of average net assets) currently to Permal for its management services, are set out below:

Fund	Manager/Subadviser	Fee Rate	Fee Waiver and Expense Reimbursement Arrangement	Assets (as of December 31, 2015)
Permal Alternative Core Fund	Subadviser	First subadvisory agreement: 0.450% of average daily net assets up to and including $250 million 0.400 of average daily net assets over $250 million and up to and including $750 million 0.350 of average daily net assets over $750 million (net of an amount equal to 0.02% of the fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments) Second subadvisory agreement: 0.05%	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses) so that total annual operating expenses will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.90% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.	$214,590,449

Fund	Manager/Subadviser	Fee Rate	Fee Waiver and Expense Reimbursement Arrangement	Assets (as of December 31, 2015)
Permal Alternative Select Fund	Manager	1.90% of average daily net assets	The manager has agreed to waive fees and/or reimburse operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) so that total annual operating expenses will not exceed 2.70% for Class A shares, 3.45% for Class C shares, 2.70% for Class FI shares, 2.95% for Class R shares, 2.45% for Class I shares and 2.30% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.	$26,687,483

Fund	Manager/Subadviser	Fee Rate	Fee Waiver and Expense Reimbursement Arrangement	Assets (as of December 31, 2015)
Permal Alternative Select VIT Portfolio	Manager	1.90% of average daily net assets	The manager has agreed to waive fees and/or reimburse operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) so that total annual operating expenses are not expected to exceed 2.45% for Class I shares and 2.70% for Class II shares, subject to recapture as described below. This arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.	$33,643,960

There are two registered investment companies that have an investment goal similar to that of the Fund for which EnTrust would serve as investment adviser should they commence investment operations. The name of each such investment company, together with information concerning the advisory fee to be paid to EnTrust, is set out below.

Fund	Fee Rate	Assets (as of December 31, 2015)
EnTrust Multi-Strategy Master Fund (master fund)	1.50% of month-end net asset value	The fund has not commenced operations as of the date of this Proxy Statement

EnTrust Multi-Strategy Fund (feeder fund)	The fund does not incur a separate management fee	The fund has not commenced operations as of the date of this Proxy Statement

EXHIBIT E

OWNERSHIP OF SHARES

To the knowledge of each Fund, as of March 23, 2016, the following shareholders owned or held of record 5% or more of the outstanding shares of the following classes of the Fund:

Master Fund

Class	Owner	Shares	Percentage
Common Shares	PHSF I	5,151,189.506	57.6610%

	PHSF II	3,782,450.910	42.3390%

PHSF I

Class	Owner	Shares	Percentage
Institutional Shares	LEGG MASON & COMPANY LLC	2,101,221.411	43.5505%

	THE HERTEL STATUTORY TRUST	259,724.106	5.8331%

Service Shares	AMERIPRISE TRUST COMPANY C/F WILLIAM M MARTIN	37,500.000	11.4893%

	CHET BURCHETT AND MARCY L BURCHETT JTWROS	35,000.000	10.7233%

	RAYMOND B CHANDLER	27,536.232	8.4366%

	JAMES RABINOWITZ TRUST	23,639.046	7.2426%

	PAUL H NICOLETTI REV TR	23,258.649	7.1260%

	AMERIPRISE TRUST COMPANY C/F RICHARD F BOSLEY IRA	22,500.000	6.8936%

	GLADYS AURORA CALDERON BUNKER REVOCABLE LIVING TRUST	22,500.000	6.8936%

E-1

PHSF II

Class	Owner	Shares	Percentage
Broker Shares	LEGG MASON & COMPANY LLC	1,412,057.230	37.3318%

Shareholders that own of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person of that Fund. No person was known by a Fund to own beneficially or of record more than 5% of any class of its outstanding shares. The Trustees and officers of each Fund, and members of their families as a group, beneficially owned less than 1% of the outstanding shares of each Fund as of March 23, 2016.

E-2

Appendix 1

Board Approval of the Continuation of Management Agreements

and Subadvisory Agreements

Permal Hedge Strategies Fund I (“PHSF I”) (Service Class and Institutional Class Shares)

Permal Hedge Strategies Fund II (“PHSF II”) (Broker Class Shares)

Permal Hedge Strategies Portfolio

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Boards of Trustees of PHSF I and PHSF II (the “PHSF Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve initially and thereafter on an annual basis the continuation of the investment management contracts (the “Current PHSF Management Agreements”) with PHSF I’s and PHSF II’s manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and subadvisory agreements (the “Current PHSF Subadvisory Agreements”) with LMPFA’s affiliate, Permal Asset Management LLC (“Permal”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2015, the PHSF Board, including the Independent Trustees, considered and approved continuation of each of the Current PHSF Management Agreements and the Current PHSF Subadvisory Agreements for an additional one-year term. PHSF I and PHSF II since June 2013 have been, and are, “feeder funds” in a master-feeder structure and, as such, intend to invest all or substantially all of their assets in the Permal Hedge Strategies Portfolio (the “Master Fund,” and together with PHSF I and PHSF II, the “Funds”). The Master Fund employs a “fund of hedge funds” investment strategy pursuant to which the Master Fund invests primarily in underlying private investment vehicles (“Portfolio Funds”), typically referred to as “hedge funds.” At the Contract Renewal Meeting, the Board of Trustees of the Master Fund (the “Master Fund Board,” and together with the PHSF Board, the “Boards”) also considered and approved the continuation of the management agreement between the Master Fund and LMPFA (the “Current Master Fund Management Agreement,” and together with the Current PHSF Management Agreements, the “Current Management Agreements”) and the subadvisory agreement (the “Current Master Fund Subadvisory Agreement,” and together with the Current PHSF Subadvisory Agreements,” the “Current Subadvisory Agreement”) between LMPFA and Permal for an additional one-year term. The memberships of the PHSF Board and the Master Fund Board are identical. To assist in their respective considerations of the renewals of the Current Management Agreements and the Current Subadvisory Agreement, the Boards received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about LMPFA and Permal as well as the management and subadvisory arrangements for the Funds and other funds in the same complex under the Boards’ supervision (collectively, the “Legg Mason Funds”), certain portions of which are discussed below. Presentations made to the Boards by LMPFA and Permal at the Contract Renewal Meeting in connection with their respective evaluations of the Current Management Agreements and the Current Subadvisory Agreements encompassed the Funds and the other Legg Mason Funds. In addition to the Contract Renewal Information, the Boards received performance and other information throughout the year related to the respective services rendered by LMPFA and Permal to the Funds. Each Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of such Board and other Legg Mason Funds with respect to the services provided to the Funds by LMPFA and Permal.

App-1

LMPFA provides each of PHSF I and PHSF II with investment advisory and administrative services pursuant to its PHSF Management Agreement with that fund and Permal provides each of PHSF I and PHSF II with certain investment subadvisory and other services pursuant to its Current Subadvisory Agreement with LMPFA. LMPFA provides the Master Fund with investment advisory and administrative services pursuant to the Current Master Fund Management Agreement and Permal provides the Master Fund with certain investment subadvisory and other services pursuant to the Current Master Fund Subadvisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by LMPFA to each of the Funds, each such function being encompassed by the Current PHSF Management Agreements in the case of PHSF I and PHSF II, and by the Current Master Fund Management Agreement in the case of the Master Fund, and the investment subadvisory functions being rendered by Permal to each of the Funds encompassed by the Current Subadvisory Agreements.

Board Approval of the Continuation of Current Management Agreements and Current Subadvisory Agreements

In its deliberations regarding renewal of the Current Management Agreements and the Current Subadvisory Agreements, the Boards, including the Independent Trustees, considered the factors below, among others. The discussion below is not intended to be all inclusive.

Nature, Extent, and Quality of the Services under the Current Management Agreements and Current Subadvisory Agreements

The Boards received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Funds by LMPFA under the respective Current Management Agreements and by Permal under the respective Current Subadvisory Agreements. The Boards also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and reviewed the compliance programs and capabilities of LMPFA and Permal with the Chief Compliance Officer of each of the Funds.

The Boards reviewed the qualifications, backgrounds, and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Funds. Each of the Boards also considered, based on its knowledge of LMPFA and its affiliates, the Contract Renewal Information and the Boards’ discussions with LMPFA and Permal at the Contract Renewal Meeting, the general reputation and investment performance records of LMPFA, Permal, and their affiliates, and the financial resources available to the corporate parent of LMPFA and Permal, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Funds and the other Legg Mason Funds.

The Boards reviewed the responsibilities of LMPFA and Permal under the Current Management Agreements and the Current Subadvisory Agreements, respectively, including LMPFA’s coordination and oversight of the services provided to the Funds by Permal and others. Each of the Current Management Agreements permits LMPFA to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that LMPFA, in each case, will supervise the activities of the delegee. Pursuant to this provision in each of the Current Management Agreements, LMPFA does not provide day-to-day portfolio management services to the Funds. Rather, management of the assets of the Funds is provided by Permal pursuant to the Current Subadvisory Agreement. As noted above, PHSF I and PHSF II, each as a feeder fund in a master-feeder structure invests substantially all of its assets in the Master Fund and PHSF I’s and PHSF II’s

App-2

performance therefore is substantially dependent upon the performance of the Master Fund and the performance of the Master Fund is reflected in the performance of each of PHSF I and PHSF II before expenses.

In reaching its determinations regarding continuation of the Current Management Agreements and the Current Subadvisory Agreements, the Boards took into account that PHSF I’s and PHSF II’s shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of LMPFA and Permal, as well as the resources available to LMPFA and Permal.

The Boards concluded that, overall, the nature, extent, and quality of the management, subadvisory, and other services provided to each of the Funds pursuant to its Current Management Agreement and its Current Subadvisory Agreement have been satisfactory under the circumstances.

Fund Performance

Although the boards of directors of the other Legg Mason Funds at the Contract Renewal Meeting received and considered comparative performance information and analyses for those other Legg Mason Funds prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, the Boards have been advised by LMPFA that Lipper does not actively track the performance of “funds of hedge funds.” The Boards noted that they had received and discussed with LMPFA and Permal at periodic intervals throughout the year information reporting on PHSF I’s and PHSF II’s net performance in absolute terms and comparing PHSF I’s and PHSF II’s performance against their benchmarks. At the Contract Renewal Meeting, the Boards considered information prepared and provided by LMPFA as to PHSF I’s and PHSF II’s net performance in absolute terms and relative to the HFRX Global Hedge Fund Index in their evaluation of the performance of PHSF I and PHSF II. As noted above, PHSF I and PHSF II invest substantially all of their assets in the Master Fund and PHSF I’s and PHSF II’s performance therefore is substantially dependent upon the performance of the Master Fund and the performance of the Master Fund is reflected in the performance of each of PHSF I and PHSF II. This information indicated that the net return on a net asset value basis for the twelve months ended September 30, 2015, was -4.84% for PHSF I (service shares), -4.39% for PHSF I (institutional shares), and -5.18% for PHSF II (broker class shares). On a net asset value basis for the twelve months ended September 30, 2015 relative to the HFRX Global Hedge Fund Index, PHSF I (service class shares) underperformed by 10 basis points, PHSF I (institutional class shares) outperformed by 35 basis points, and PHSF II (broker class shares) underperformed by 44 basis points. For the twelve months ended June 30, 2015, the net return on a net asset value basis was -2.51% for PHSF I (service shares), -2.09% for PHSF I (institutional shares), and -2.99% for PHSF II (broker class shares). On a net asset value basis for the twelve months ended June 30, 2015 relative to the HFRX Global Hedge Fund Index, PHSF I (service class shares) underperformed by 145 basis points, PHSF I (institutional class shares) outperformed by 103 basis points, and PHSF II (broker class shares) underperformed by 193 basis points. The Boards noted their inability to assess the Funds’ performance relative to comparable funds selected by an independent third party in light of the unavailability of comparative performance information from Lipper.

Based on the reviews and discussions of PHSF I’s and PHSF II’s performance and considering other relevant factors, including those noted above, the Boards concluded, under the circumstances, that continuation of the Current Management Agreements and the Current Subadvisory Agreements for an additional one-year period would be consistent with the interests of PHSF I and PHSF II and their shareholders and with the interests of the Master Fund and its two shareholders—PHSF I (service class and institutional class shares) and PHSF II.

App-3

Management Fees and Expense Ratios

The PHSF Board reviewed and considered the management fee (the “Current PHSF Management Fees”) payable by each of PHSF I and PHSF II to LMPFA under its Current PHSF Management Agreement and the subadvisory fee (the “Current PHSF Subadvisory Fee”) payable to Permal under the Current PHSF Subadvisory Agreement, and the Master Fund Board reviewed and considered the management fee (the “Current Master Fund Management Fee,” and together with the Current PHSF Management Fees, the “Current Management Fees”) payable to LMPFA under the Current Master Fund Agreement and the subadvisory fee (the “Master Fund Current Subadvisory Fee,” and together with the Current PHSF Subadvisory Fees, the “Current Subadvisory Fees”) payable to Permal under the Current Master Fund Subadvisory Agreement, in light of the nature, extent and overall quality of the management, investment advisory and other services provided by LMPFA and Permal.

Each PHSF Board noted LMPFA’s continuing belief that the nature of the master-feeder structure requires the PHSF Board to examine the combined services provided to PHSF I, PHSF II, and the Master Fund in order to evaluate the Current Management Fees and did so in reliance on that belief. Each of PHSF I and PHSF II is required to pay not only the Current PHSF Management Fee but also indirectly a portion of the Current Master Fund Management Fee as a Master Fund shareholder. The Current PHSF Management Agreements, however, provide that, to the extent that PHSF I and PHSF II invest all or substantially all of their assets in another registered investment company for which LMPFA or an affiliate of LMPFA serves as investment adviser, such as the Master Fund, the annual Current PHSF Management Fees will be reduced by the aggregate management fees allocated to PHSF I and PHSF II for their then-current fiscal years from such other registered investment company. Under this provision, each of PHSF I and PHSF II currently pays no direct management fee to LMPFA for services provided to PHSF I and PHSF II under the PHSF Management Agreements but indirectly pays a portion of the Current Master Fund Management Fee. Each PHSF Board noted further that the Current Subadvisory Fee payable to Permal under the Current Subadvisory Agreement is paid by LMPFA, not PHSF I or PHSF II, and, accordingly, that the retention of Permal does not increase the fees or expenses otherwise incurred by the shareholders of PHSF I, PHSF II, or the Master Fund pursuant to the Current Subadvisory Agreements. Each PHSF Board noted LMPFA’s past advice that the Master Fund’s shareholders, including PHSF I and PHSF II, may pay management fees at two levels. In this regard, the Master Fund’s shareholders, including PHSF I and PHSF II, pay management fees directly through the Current Master Fund Management Fee and indirectly through management and incentive fees charged by the Portfolio Funds. PHSF I and PHSF II indirectly pay a portion of the operating expenses of the Master Fund, which are reflected in the Master Fund’s, PHSF I’s, and PHSF II’s investment returns.

The Boards received and considered information and analyses prepared by Lipper (the “Expense Information”) comparing the management fees and overall expenses of PHSF I (institutional class shares) and PHSF II (broker class shares) with those of funds in a peer group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. In the case of each of PHSF I and PHSF II, the Expense Group consisted of seven other closed-end funds of hedge funds as classified by Lipper. The PHSF Board noted that the small number and disparate sizes of the funds in the Expense Group made meaningful expense comparisons difficult. For PHSF I, the Expense Group funds had average net common share assets ranging from $17.9 million to $516.6 million. For PHSF II, the Expense Group funds had average net common share assets ranging from $19.4 million to $516.5 million.

App-4

The PHSF Board considered that PHSF I and PHSF II not only incur and pay their own direct operating expenses, and indirectly a portion of the Master Fund’s operating expenses, but also indirectly pay a share of the operating expenses of the Portfolio Funds, including management fees, performance-based incentive fees, administration fees, professional fees, and other operating expenses. Hedge funds also incur trading expenses and dividend and interest expenses, which are a by-product of leveraging or hedging activities by the funds.

LMPFA noted that it has entered into an expense waiver arrangement (the “Expense Waiver”) with each of PHSF I and PHSF II pursuant to which LMPFA has agreed to waive fees and/or to reimburse PHSF I’s and PHSF II’s expenses to the extent necessary to limit PHSF I’s or PHSF II’s annualized ordinary expenses (excluding brokerage, interest expense, fees and expenses (including incentive or performance allocations and fees) attributable to hedge funds, taxes, and extraordinary expenses) to 2.1% in the case of PHSF I (service class shares), 1.85% in the case of PHSF I (institutional class shares), and 2.65% in the case of PHSF II (broker class shares) (the “Expense Cap”), provided that LMPFA is permitted to recapture amounts or is reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the total annual operating expenses for PHSF I and PHSF II attributable to the service class shares have fallen to a level below the Expense Cap (any such recapture being hereinafter referred to as an “Expense Recovery”). Each Expense Waiver is scheduled to expire on December 31, 2017.

In the case of PHSF I (institutional class shares), the Expense Information, comparing its Current PHSF Management Fee as well as PHSF I’s actual total expenses to the Expense Group, showed, among other things, that its Current PHSF Management Fee on a contractual basis was ranked fourth among the funds in its Expense Group (first being lowest and, therefore, best in these expense component rankings) and its Current PHSF Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers or expense waivers or caps implemented by LMPFA with respect to PHSF I and by the managers of the Expense Group funds) was ranked first among the funds in the Expense Group. PHSF I’s actual shareholder expenses were ranked fourth among the funds in the Expense Group and were better than the Expense Group average for that expense component.

In the case of PHSF II (broker class shares), the Expense Information, comparing its Current PHSF Management Fee as well as PHSF II’s actual total expenses to the Expense Group, showed, among other things, that its Current PHSF Management Fee on a contractual basis was ranked fourth among the funds in its Expense Group and its Current PHSF Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers or expense waivers or caps implemented by LMPFA with respect to PHSF II and by the managers of the Expense Group funds) was ranked first among the funds in the Expense Group. PHSF II’s actual shareholder expenses ranked eighth among the funds in the Expense Group and were worse than the Expense Group average for that expense component.

The PHSF Board noted that the small number of funds in PHSF I’s and PHSF II’s Expense Group, as well as the inclusion of disparate sizes of funds in the Expense Group, made meaningful expense comparisons difficult. LMPFA noted the small size of PHSF I and PHSF II relative to other Expense Group funds.

The Boards also reviewed Contract Renewal Information regarding fees charged by LMPFA to other U.S. clients investing primarily in an asset class similar to that of PHSF I, PHSF II, or the Master Fund, including, where applicable, institutional and separate accounts. The Boards were advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Current PHSF Management Fees or Master Fund Management Fee on a contractual basis. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to institutional clients. Among other things, institutional clients have fewer

App-5

compliance, administration and other needs than registered investment companies such as the Funds, and the Funds are subject to heightened regulatory requirements relative to institutional clients. The Contract Renewal Information noted further that the Funds are provided with administrative services, office facilities, Fund officers (including the Funds’ chief executive, chief financial and chief compliance officers), and that LMPFA coordinates and oversees the provision of services to the Funds by other fund service providers. The Boards considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Boards determined that the Current PHSF Management Fees and the Current PHSF Subadvisory Fees were reasonable in light of the nature, extent and overall quality of the combined management, investment advisory and other services provided to the Funds under the Current Management Agreements and the Current Subadvisory Agreement.

Manager Profitability

The Boards, as part of the Contract Renewal Information, received an analysis of the profitability to LMPFA and its affiliates in providing services to the Funds for LMPFA’s fiscal years ended March 31, 2015 and March 31, 2014. The Boards also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Boards received Contract Renewal Information with respect to LMPFA’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Permal of its relationships with the Funds was not considered to be a material factor in the Boards’ considerations since the Current Subadvisory Fees are paid by LMPFA, not the Funds. The profitability analysis presented to the Boards as part of the Contract Renewal Information indicated that the relationship with the Funds is not profitable to LMPFA. The Boards noted that the Expense Waiver for each of PHSF I and PHSF II is scheduled to expire on December 31, 2017 and that the expiration would impact LMPFA’s subsequent profitability level, and also noted that LMPFA’s reported profitability could be increased in the event of a subsequent Expense Recovery.

Economies of Scale

The Boards received and discussed Contract Renewal Information concerning whether LMPFA realizes economies of scale if the Funds’ assets grow. LMPFA noted the small asset size of each of the Funds and uncertainty as to growth in each Fund’s assets. Moreover, LMPFA waived its Current PHSF Management Fees for each of PHSF I and PHSF II during 2015 for the one-year period pursuant to each fund’s Expense Waiver. The Boards determined that the structure of the Current Management Fees and the Current Subadvisory Fees were appropriate under present circumstances.

Other Benefits to LMPFA and Permal

The Boards considered other benefits received by LMPFA, Permal, and their affiliates as a result of their relationship with the Funds and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the PHSF Board determined, under the circumstances, that continuation of the Current PHSF Management Agreements and the Current PHSF Subadvisory Agreements would be consistent with the interests of each fund and its shareholders and voted unanimously to continue the Current PHSF Management Agreements and the Current PHSF Subadvisory

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Agreements for a period of one additional year. The Master Fund Board determined, under the circumstances, that continuation of the Current Master Fund Agreement and the Current Master Fund Subadvisory Agreement would be consistent with the interests of the Master Fund and its shareholders and voted unanimously to continue the Current Master Fund Agreement and the Current Master Fund Subadvisory Agreement for a period of one additional year. No single factor reviewed by the Boards was identified by them as the principal factor in determining whether to approve continuation of the Current Management Agreements and the Current Subadvisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Trustees of the Boards were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Boards received a memorandum prepared by LMPFA discussing its responsibilities in connection with the proposed continuation of the Current Management Agreements and the Current Subadvisory Agreements as part of the Contract Renewal Information and the Independent Trustees of the Boards separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees also discussed the proposed continuation of the Current PHSF Management Agreements and the Current PHSF Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of LMPFA or Permal were present.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on May 20, 2016

DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

Please detach at perforation before mailing.

PROXY	PERMAL HEDGE STRATEGIES FUND I PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2016	PROXY

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Permal Hedge Strategies Fund I (the “Fund”), hereby appoints Jane E. Trust, Robert I. Frenkel, Richard F. Sennett, Thomas C. Mandia, George P. Hoyt, Rosemary D. Emmens and Barbara J. Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on May 20, 2016, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:30 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated April 5, 2016 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement, dated April 5, 2016 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date	PHEI_27601_030216

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 20, 2016.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmp-27601

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC, the investment manager to the Fund, and EnTrustPermal Management LLC, with respect to the Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To provide instructions for the Fund regarding whether to approve a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC, the investment manager to Permal Hedge Strategies Portfolio (the “Master Fund”), and EnTrustPermal Management LLC, with respect to the Master Fund.	☐	☐	☐

HAS YOUR ADDRESS CHANGED?

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PHEI_27601_030216

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on May 20, 2016

DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

Please detach at perforation before mailing.

PROXY	PERMAL HEDGE STRATEGIES FUND II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2016	PROXY

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Permal Hedge Strategies Fund II (the “Fund”), hereby appoints Jane E. Trust, Robert I. Frenkel, Richard F. Sennett, Thomas C. Mandia, George P. Hoyt, Rosemary D. Emmens and Barbara J. Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on May 20, 2016, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:30 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated April 5, 2016 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement, dated April 5, 2016 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date	PHEII_27601_030216

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 20, 2016.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmp-27601

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC, the investment manager to the Fund, and EnTrustPermal Management LLC, with respect to the Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To provide instructions for the Fund regarding whether to approve a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC, the investment manager to Permal Hedge Strategies Portfolio (the “Master Fund”), and EnTrustPermal Management LLC, with respect to the Master Fund.	☐	☐	☐

HAS YOUR ADDRESS CHANGED?

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PHEII_27601_030216

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on May 20, 2016

DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

Please detach at perforation before mailing.

PROXY	PERMAL HEDGE STRATEGIES PORTFOLIO PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2016	PROXY

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Permal Hedge Strategies Portfolio (the “Fund”), hereby appoints Jane E. Trust, Robert I. Frenkel, Richard F. Sennett, Thomas C. Mandia, George P. Hoyt, Rosemary D. Emmens and Barbara J. Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on May 20, 2016, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:30 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated April 5, 2016 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement, dated April 5, 2016 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date	PHS_27601_030216

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 20, 2016.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmp-27601

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC, the investment manager to the Fund, and EnTrustPermal Management LLC, with respect to the Fund.	☐	☐	☐

HAS YOUR ADDRESS CHANGED?

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PHS_27601_030216